Cash and Cash Equivalents - Summary of Cash Flows, Cash and Cash Equivalents (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Cash and cash equivalents [abstract]
Cash at banks and on hand	¥ 5,466,288	$ 844,697	¥ 5,205,605
Short-term bank deposits	411,359	63,567	547,663
Cash and cash equivalents	¥ 5,877,647	$ 908,264	¥ 5,753,268	$ 889,044	¥ 5,559,890	¥ 5,390,324